Supplement dated July 26, 2024
to the Prospectus and Summary Prospectus of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia ETF Trust I
Columbia Multi-Sector Municipal Income ETF	3/1/2024
Catherine Stienstra has announced her decision to retire as Senior Portfolio Manager and Head of Municipal Bond Investments, effective mid-2025. At that time, Ms. Stienstra will cease to serve as a portfolio manager of the Fund.
Shareholders should retain this Supplement for future reference.
SUP303_10_003_(07/24)